                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this Registration Statement File No. 811-03659 for Hartford Advisers HLS Fund, Inc. on Form N-1A.


                                                     /s/ Arthur Andersen LLP


Hartford, Connecticut
April 23, 2002